UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One PPG Place Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

(412) 456-5700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Indentures

I. Sale of US Dollar Notes

On May 24, 2016, Kraft Heinz Foods Company (the “Issuer”) completed an offering of $2,000,000,000 aggregate principal amount of 3.000% Senior Notes due 2026 (the “2026 Notes”) and $3,000,000,000 aggregate principal amount of 4.375% Senior Notes due 2046 (the “2046 Notes” and, together with the 2026 Notes, the “US Dollar Notes”). The US Dollar Notes were offered and sold to qualified institutional buyers pursuant to Rule 144A and to persons outside the United States under Regulation S of the Securities Act of 1933 (the “Securities Act”).

The US Dollar Notes were issued pursuant to an indenture, dated as of July 1, 2015 (the “Base Indenture”), by and among the Issuer, The Kraft Heinz Company (the “Company”), as guarantor, and Deutsche Bank Trust Company Americas (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of May 24, 2016 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “US Dollar Notes Indenture”), by and among the Issuer, the Company and the Trustee.

The 2026 Notes will mature on June 1, 2026. The 2046 Notes will mature on June 1, 2046. Interest on the 2026 Notes shall accrue at the rate of 3.000% per annum and interest on the 2046 Notes shall accrue at the rate of 4.375% per annum.

Interest on the US Dollar Notes shall be payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2016. The US Dollar Notes are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis by the Company. The US Dollar Notes and the US Dollar Notes Indenture contain customary covenants and events of default.

The foregoing description of the US Dollar Notes and the US Dollar Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is filed hereto as Exhibit 4.1.

Registration Rights Agreement

In connection with the sale of the US Dollar Notes, the Issuer and the Company entered into a Registration Rights Agreement, dated as of May 24, 2016 (the “Registration Rights Agreement”), with Barclays Capital Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the other Initial Purchasers (as defined in the Registration Rights Agreement) with respect to the US Dollar Notes. Under the Registration Rights Agreement, the Issuer and the Company have agreed, with respect to the US Dollar Notes, to file a registration statement with respect to an offer to exchange the US Dollar Notes for a new issue of substantially identical notes registered under the Securities Act, to cause an exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 365 days after May 24, 2016. The Issuer and the Company may be required to provide a shelf registration statement to cover resales of the US Dollar Notes under certain circumstances. If the Issuer and the Company fail to satisfy these and other obligations contained in the Registration Rights Agreement, additional payments of interest will accrue on the US Dollar Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed hereto as Exhibit 4.5.

II. Sale of Euro Notes

On May 25, 2016, the Issuer completed an offering of €550,000,000 aggregate principal amount of 1.500% Senior Notes due 2024 (the “2024 Notes”) and €1,250,000,000 aggregate principal amount of 2.250% Senior Notes due 2028 (the “2028 Notes” and, together with the 2024 Notes, the “Euro Notes”). The Euro Notes were sold to persons outside the United States under Regulation S of the Securities Act.

The Euro Notes were issued pursuant to the Base Indenture, as supplemented by the Fifth Supplemental Indenture, dated as of May 25, 2016 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Euro Notes Indenture”), by and among the Issuer, the Company and Deutsche Bank Trust Company Americas, as trustee, paying agent, security registrar and transfer agent.

The 2024 Notes will mature on May 24, 2024. The 2028 Notes will mature on May 25, 2028. Interest on the 2024 Notes shall accrue at a rate of 1.500% per annum, payable annually in cash in arrears on May 24 of each year, beginning on May 24, 2017. Interest on the 2028 Notes shall accrue at a rate of 2.250% per annum, payable annually in cash in arrears on May 25 of each year, beginning on May 25, 2017. The Euro Notes are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis by the Company. The Euro Notes and the Euro Notes Indenture contain customary covenants and events of default.

The foregoing description of the Euro Notes and the Euro Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture, which is filed hereto as Exhibit 4.3.

We expect to use the proceeds from the offering of the US Dollar Notes and the Euro Notes, together with other sources of liquidity, including our commercial paper program, our U.S. securitization program and cash on hand, to redeem our outstanding 9% Series A Cumulative Compounding Redeemable Preferred Stock and for other general corporate purposes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Fourth Supplemental Indenture, dated as of May 24, 2016, governing the 3.000% Senior Notes due 2026 and the 4.375% Senior Notes due 2046, by and among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of the 3.000% Senior Notes due 2026 and the 4.375% Senior Notes due 2046 (included in Exhibit 4.1 filed herewith).

4.3	Fifth Supplemental Indenture, dated as of May 25, 2016, governing the 1.500% Senior Notes due 2024 and the 2.250% Senior Notes due 2028, by and among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, paying agent, security registrar, and transfer agent.

4.4	Form of the 1.500% Senior Notes due 2024 and the 2.250% Senior Notes due 2028 (included in Exhibit 4.3 filed herewith).

4.5	Registration Rights Agreement dated as of May 24, 2016, relating to the 3.000% Senior Notes due 2026 and the 4.375% Senior Notes due 2046, by and among Kraft Heinz Foods Company, The Kraft Heinz Company, Barclays Capital Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the other initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KRAFT HEINZ COMPANY

By:	/s/ Paulo Basilio
Name:	Paulo Basilio
Title:	Executive Vice President and Chief Financial Officer

Date: May 25, 2016

Exhibit Index

Exhibit No.	Description

4.1	Fourth Supplemental Indenture, dated as of May 24, 2016, governing the 3.000% Senior Notes due 2026 and the 4.375% Senior Notes due 2046, by and among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of the 3.000% Senior Notes due 2026 and the 4.375% Senior Notes due 2046 (included in Exhibit 4.1 filed herewith).

4.3	Fifth Supplemental Indenture, dated as of May 25, 2016, governing the 1.500% Senior Notes due 2024 and the 2.250% Senior Notes due 2028, by and among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, paying agent, security registrar, and transfer agent.

4.4	Form of the 1.500% Senior Notes due 2024 and the 2.250% Senior Notes due 2028 (included in Exhibit 4.3 filed herewith).

4.5	Registration Rights Agreement dated as of May 24, 2016, relating to the 3.000% Senior Notes due 2026 and the 4.375% Senior Notes due 2046, by and among Kraft Heinz Foods Company, The Kraft Heinz Company, Barclays Capital Inc., J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the other initial purchasers.